UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 21, 2023 (July 19, 2023)

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-3551	25-0464690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EQT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2023, the Board of Directors (the “Board”) of EQT Corporation (the “Company”) elected Jeremy T. Knop as Chief Financial Officer (“CFO”) of the Company, effective on July 24, 2023 (the “Effective Date”). On the Effective Date, Mr. Knop will succeed David M. Khani, who has been serving as the Company’s CFO during a previously announced period of transition and who will remain employed with the Company to provide certain transition services until July 31, 2023. So long as, prior to such separation date, Mr. Khani does not resign and his employment is not terminated for “cause,” on such separation date, he will receive the payments and benefits described in the Current Report on Form 8-K filed by the Company on February 13, 2023.

Prior to becoming the Company’s CFO, Mr. Knop, age 35, was responsible for the development and execution of the Company’s mergers and acquisitions strategy, serving the Company as Executive Vice President of Corporate Development beginning in March 2022 and as Senior Vice President of Corporate Development from January 2021 through March 2022. Prior to joining the Company, from August 2012 to January 2021, Mr. Knop was employed by The Blackstone Group (“Blackstone”), a global investment firm whose asset management business includes investment vehicles focused on real estate, private equity, infrastructure, life sciences, growth equity, credit, real assets and secondary funds. At Blackstone, Mr. Knop served in several capacities, including Principal (January 2019 to January 2021), Vice President (January 2017 to December 2018), Associate (January 2014 to December 2016) and Analyst (August 2012 to December 2013) on the energy credit team managing several multi-billion dollar portfolios of investments focused on secured and unsecured debt, mezzanine securities and private equity (in which roles his responsibilities included investment sourcing, due diligence, analysis, execution, and portfolio management, including serving on the board of directors of various portfolio companies across upstream and midstream sectors). Earlier in his career, Mr. Knop served as an Analyst in Global Natural Resources Investment Banking at Barclays Capital from June 2010 to August 2012. Mr. Knop holds a Bachelor of Business Administration degree in finance from Texas A&M University.

In connection with Mr. Knop’s appointment as the Company’s CFO, Mr. Knop will (i) receive an annual base salary of $500,000, (ii) be eligible to participate in the Company’s Short-Term Incentive Plan (with an annual incentive target for 2023 equal to $450,000) and (iii) receive the following one-time equity awards on the Effective Date: (a) an equity award with a total value of $733,000, granted (1) 60% in the form of performance share units under the Company’s 2023 Incentive Performance Share Unit Program the payout of which will be based on the achievement of specified performance conditions during a three-year performance period commencing on January 1, 2023 and ending on December 31, 2025, subject to continued employment through the applicable payment date, and (2) 40% in the form of time-based restricted stock units that vest pro rata over a three-year period on each anniversary of the grant date, subject to continued employment through each such vesting date, and (b) an equity award with a total value of $300,000 granted in the form of time-based restricted stock units that fully vest on the five-year anniversary of the grant date, subject to continued employment through such vesting date. The foregoing equity awards will be granted under the Company’s 2020 Long-Term Incentive Plan (the “LTIP”) and will be subject to the terms and conditions of the LTIP and the applicable award agreements.

As an executive officer of the Company, Mr. Knop will participate in the EQT Corporation Executive Severance Plan (the “Severance Plan”). The material terms of the Severance Plan that are applicable to participating executive officers are summarized in the Current Report on Form 8-K filed by the Company on May 20, 2020 (the “Plan 8-K”). Such summary of the Severance Plan does not purport to be complete and is qualified in its entirety by reference to the Severance Plan, which is filed as Exhibit 10.1 to the Plan 8-K and which is incorporated herein by reference.

Additionally, Mr. Knop and the Company will enter into the standard form indemnification agreement that the Company has entered into with each of its executive officers, pursuant to which the Company has agreed to indemnify, defend and hold its executives harmless from and against losses and expenses incurred as a result of their service, subject to the terms and conditions provided in the agreement. The foregoing summary of the indemnification agreement does not purport to be complete and is qualified in its entirety by reference to the form of indemnification agreement, which is filed as Exhibit 10.18 to the Annual Report on Form 10-K for the year ended December 31, 2008 and which is incorporated herein by reference.

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Item 7.01. Regulation FD Disclosure.

On July 20, 2023, the Company issued a news release relating to the matter described above in Item 5.02. A copy of the Company’s news release is attached hereto and furnished as Exhibit 99.1 and is incorporated in this report by reference.

The information provided in this Item 7.01, including the accompanying Exhibit 99.1, shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be incorporated by reference in any filing made by the Company pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	News Release, dated July 20, 2023, issued by EQT Corporation
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: July 21, 2023	By:	/s/ William E. Jordan
	Name:	William E. Jordan
	Title:	Executive Vice President, General Counsel and Corporate Secretary

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